Exhibit 99.1

Ping Identity Reports First Quarter 2020 Results, Provides Outlook for Second Quarter

•	ARR was $230.0 million, up 21% from the prior year period
•	First quarter total revenue was $61.4 million, up 22% from the prior year period
•	First quarter subscription revenue was $56.8 million, or 93% of total revenue

DENVER – May 6, 2020 –  Ping Identity Holding Corp. (“Ping Identity,” or the “Company”) (NYSE: PING), the Intelligent Identity solution for the enterprise, today announced its financial results for the quarter ended March 31, 2020.

“In this uncertain and challenging time, our thoughts are with those impacted by COVID-19 and our priority remains the health of our employees and the stability of services for customers and partners. Despite rapidly changing economic conditions, our first quarter performance was strong. We have quickly pivoted our focus to helping our customers solve their immediate needs of enabling their employees to work remotely. This pandemic and the shock to traditional ways of doing business is proving the essential nature of identity as the foundation of the digital economy,” said Andre Durand, Ping Identity’s founder and Chief Executive Officer.

“Looking forward, our visibility into the remainder of 2020 is not as clear as it was prior to the onset of the pandemic, but Ping Identity has weathered difficult times in the past. Our track record lasts nearly two decades and has taught us the importance of investing prudently in innovation while tightly managing non-essential costs. Our investments in key technologies and go-to-market initiatives will position us well for strong growth when the economy recovers,” Durand concluded.

Financial Highlights for the First Quarter of 2020

ARR:  Ending ARR at March 31, 2020 was $230.0 million and represented a 21% increase compared to the same period last year. Ping Identity defines ARR as the annualized value of all subscription contracts as of the end of the period.

Revenue: Total revenue for the first quarter of 2020 was $61.4 million, an increase of 22% year-over-year. Subscription revenue was $56.8 million, an increase of 19% year-over-year.

Cash Flow: Net cash provided by operating activities was $13.5 million in the quarter ended March 31, 2020 compared to $3.8 million in the quarter ended March 31, 2019. Unlevered Free Cash Flow was $9.6 million for the quarter ended March 31, 2020 compared to $4.2 million in the quarter ended March 31, 2019.

Dollar-Based Net Retention Rate:  For the period ended March 31, 2020, Ping Identity’s dollar-based net retention rate was 114%.

Please refer to the section titled “Use of Non-GAAP Financial Information” and the tables within this press release which contain explanations and reconciliations of the Company’s non-GAAP financial measures.

Recent Business Highlights

•

Established a new client relationship with one of the world’s largest providers of financial market data and infrastructure, which made a seven figure investment with PingCloud to secure all customer identities.

•	Made its cloud multi-factor authentication (“MFA”) offering available to customers on the AWS marketplace, allowing them to quickly deploy strong authentication within their AWS instance.
•	Ended the quarter with 240 customers over $250,000 in ARR, representing a 15% year-over-year growth rate in that cohort of customers.

“We closed a strong quarter highlighted by positive proof points with a number of our new solutions, while continuing to balance both growth and profitability,” stated Raj Dani, Chief Financial Officer of Ping Identity. “Total ARR grew 21% versus the prior year period, which we believe provides the best representation of the underlying health of the business. We saw an improvement in our cash flows from operations, from a net inflow of $3.8 million in the first quarter of 2019 to a net inflow of $13.5 million this quarter. Our Adjusted EBITDA margin was 14% for the quarter.”

“We continue to see strong interest from both new and existing customers, have continued to close new deals throughout April, and believe in the strength and resiliency of our market. Our subscription business model, strong cash position, and the mission critical nature of our solutions keep us well positioned to successfully execute through these turbulent times.”

Financial Outlook

Ping Identity provides the following expected financial guidance for the quarter ending June 30, 2020:

•	Quarter Ending June 30, 2020:

Total ARR of $231.5 million to $234.5 million

Total Revenue of $49.0 million to $53.0 million

Unlevered Free Cash Flow of $0.0 million to $2.0 million

•	Year Ending December 31, 2020:

Given uncertainties related to the COVID-19 pandemic and the rapidly changing macro-economic environment, Ping Identity is withdrawing its previously issued full year guidance provided March 4, 2020

Conference Call Details

In conjunction with this announcement, Ping Identity will host a conference call today, May 6, 2020, at 5:30 p.m. Eastern Time to discuss its financial results. To access this call, dial 844.583.4551 (domestic) or 825.312.2270 (international) and reference conference ID 9454249 to the operator. A live webcast as well as the replay of the conference call will be available on the Investor Relations page of the Company’s website at investor.pingidentity.com. A replay of this conference call can also be accessed by dialing 800.585.8367 (domestic) or 416.621.4642 (international) until May 13, 2020. The replay passcode is 9454249.

Use of Non-GAAP Financial Information

In addition to Ping Identity’s results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company believes the following non-GAAP measures presented in this press release and discussed on the related teleconference call are useful in evaluating its operating performance: Non-GAAP Gross Profit, Non-GAAP Gross Profit Margin, Non-GAAP Operating Expenses, Non-GAAP Net Income, Non-GAAP Net Income Per Share, Unlevered Free Cash Flow, and Adjusted EBITDA. Certain of these non-GAAP measures exclude stock-based compensation, depreciation and amortization expense, loss on extinguishment of debt and acquisition-related expenses. Ping Identity believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Forward-Looking Statements

In addition to historical consolidated financial information, certain statements in this press release and on the related teleconference call may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements other than statements of historical fact included in this press release and on the related teleconference call are forward-looking statements. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements Ping Identity makes relating to its estimated and projected costs, expenditures, cash flows, growth rates and financial results or its plans and objectives for future operations, growth initiatives, or strategies are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company expected. Specific factors that could cause such a difference include, but are not limited to, those disclosed previously in the Company’s other filings with the SEC which include, but are not limited to: our ability to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences; our ability to enhance and deploy our cloud-based offerings while continuing to effectively offer our on-premise offerings; our ability to maintain or improve our competitive position; the impact of the emerging COVID-19 outbreak; the impact on our business of a network or data security incident or unauthorized access to our network or data or our customers’ data; the effects on our business if we are unable to acquire new customers, if our customers do not renew their arrangements with us, or if we are unable to expand sales to our existing customers or develop new solutions or solution packages that achieve market acceptance; our ability to manage our growth effectively, execute our business plan, maintain high levels of service and customer satisfaction or adequately address competitive challenges; our dependence on our senior management team and other key employees; our ability to enhance and expand our sales and marketing capabilities; our ability to attract and retain highly qualified personnel to execute our growth plan; the risks associated with interruptions or performance problems of our technology, infrastructure and service providers; our dependence on Amazon Web Services cloud infrastructure services; the impact of data privacy concerns, evolving regulations of cloud computing, cross-border data transfer restrictions and other domestic and foreign laws and regulations; the impact of volatility in quarterly operating results; the risks associated with our revenue recognition policy and other factors may distort our financial results in any given period; the effects on our customer base and business if we are unable to enhance our brand cost-effectively; our ability to comply with anti-corruption, anti-bribery and similar laws; our ability to comply with governmental export and import controls and economic sanctions laws; our ability to comply with HIPAA; the potential adverse impact of legal proceedings; the impact of our frequently long and unpredictable sales cycle; our ability to identify suitable acquisition targets or otherwise successfully implement our growth strategy; the impact of a change in our pricing model; our ability to meet service level commitments under our customer contracts; the impact on our business and reputation if we are unable to provide high-quality customer support; our dependence on strategic relationships with third parties; the impact of adverse general and industry-specific economic and market conditions and reductions in IT and identity spending; the ability of our platform, solutions and solution packages to interoperate with our customers’ existing or future IT infrastructures; our dependence on adequate research and development resources and our ability to successfully complete acquisitions; our dependence on the integrity and scalability of our systems and infrastructures; our reliance on software and services from other parties; the impact of real or perceived errors, failures, vulnerabilities or bugs in our solutions; our ability to protect our proprietary rights; the impact on our business if we are subject to infringement claim or a claim that results in   a significant damage award; the risks associated with our use of open source software in our solutions, solution packages and subscriptions; our reliance on SaaS vendors to operate certain functions of our business; the risks associated with indemnity provisions in our agreements; the risks associated with liability claims if we breach our contracts; the impact of the failure by our customers to pay us in accordance with the terms of their agreements; our ability to expand the sales of our solutions and solution packages to customers located outside of the United States; the risks associated with exposure to foreign currency fluctuations; the impact of Brexit; the impact of potentially adverse tax consequences associated with our international operations; the impact of changes in tax laws or regulations; the impact of the Tax Act; our ability to maintain our corporate culture; our ability to develop and maintain proper and effective internal control over financial reporting; our management team’s limited experience managing a public company; the risks associated with having operations and employees located in

Israel; the risks associated with doing business with governmental entities; and the impact of catastrophic events on our business. Given these factors, as well as other variables that may affect Ping Identity’s operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and on the related teleconference call relate only to events as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

About Ping Identity

Ping Identity is the Intelligent Identity solution for the enterprise. We enable companies to achieve Zero Trust identity-defined security and more personalized, streamlined user experiences. The Ping Intelligent Identity™ platform provides customers, workforce, and partners with access to cloud, mobile, SaaS and on-premises applications across the hybrid enterprise. Over half of the Fortune 100 choose us for our identity expertise, open standards, and partnerships with companies including Microsoft and Amazon. We provide flexible identity solutions that accelerate digital business initiatives, delight customers, and secure the enterprise through multi-factor authentication, single sign-on, access management, intelligent API security, directory, and data governance capabilities. For more information, visit www.pingidentity.com.

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2020	2019
Revenue:
Subscription	$56,818	$47,620
Professional services and other	4,594	2,818
Total revenue	61,412	50,438
Cost of revenue:
Subscription (exclusive of amortization shown below)(1)	7,109	5,181
Professional services and other (exclusive of amortization shown below)(1)	4,013	3,241
Amortization expense	4,602	3,866
Total cost of revenue	15,724	12,288
Gross profit	45,688	38,150
Operating expenses:
Sales and marketing(1)	22,190	17,308
Research and development(1)	12,214	11,454
General and administrative(1)	11,389	7,084
Depreciation and amortization	4,249	4,121
Total operating expenses	50,042	39,967
Loss from operations	(4,354)	(1,817)
Other income (expense):
Interest expense	(506)	(4,116)
Other income (expense), net	(1,250)	(9)
Total other income (expense)	(1,756)	(4,125)
Loss before income taxes	(6,110)	(5,942)
Benefit for income taxes	1,944	1,063
Net loss	$(4,166)	$(4,879)
Net loss per share:
Basic and diluted	$(0.05)	$(0.08)
Weighted-average shares used in computing net loss per share:
Basic and diluted	79,743	65,006

______________________________________

(1) Includes stock-based compensation as follows:

	Three Months Ended March 31,
	2020	2019
Subscription cost of revenue	$146	$—
Professional services and other cost of revenue	84	—
Sales and marketing	797	222
Research and development	888	215
General and administrative	942	622
Total	$2,857	$1,059

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	March 31,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$169,022	$67,637
Accounts receivable, net of allowances of $953 and $873	54,456	67,642
Contract assets, current	67,966	70,031
Deferred commissions, current	5,303	5,814
Prepaid expenses	9,032	12,768
Other current assets	1,570	3,774
Total current assets	307,349	227,666
Noncurrent assets:
Property and equipment, net	11,029	11,183
Goodwill	418,711	417,696
Intangible assets, net	186,936	187,868
Contract assets, noncurrent	17,247	15,979
Deferred commissions, noncurrent	7,801	7,856
Deferred income taxes, net	2,532	2,755
Operating lease right-of-use assets	14,461	—
Other noncurrent assets	1,745	1,808
Total noncurrent assets	660,462	645,145
Total assets	$967,811	$872,811
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,858	$1,118
Accrued expenses and other current liabilities	9,377	9,302
Accrued compensation	11,931	18,126
Deferred revenue, current	35,168	45,446
Operating lease liabilities, current	2,957	—
Total current liabilities	63,291	73,992
Noncurrent liabilities:
Deferred revenue, noncurrent	3,175	2,061
Long-term debt, net of current portion	148,826	50,941
Deferred income taxes, net	27,603	30,571
Operating lease liabilities, noncurrent	16,891	—
Other liabilities, noncurrent	—	4,775
Total noncurrent liabilities	196,495	88,348
Total liabilities	259,786	162,340
Commitments and contingencies
Stockholders' equity:
Preferred stock	—	—
Common stock	80	80
Additional paid-in capital	721,181	718,446
Accumulated other comprehensive loss	(1,414)	(399)
Accumulated deficit	(11,822)	(7,656)
Total stockholders' equity	708,025	710,471
Total liabilities and stockholders' equity	$967,811	$872,811

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended March 31,
	2020	2019
Cash flows from operating activities
Net loss	$(4,166)	$(4,879)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	8,851	7,987
Stock-based compensation expense	2,857	1,059
Amortization of deferred commissions	2,102	1,396
Amortization of deferred debt issuance costs	62	211
Operating leases, net	59	—
Deferred taxes	(2,050)	(1,270)
Other	156	141
Changes in operating assets and liabilities:
Accounts receivable	13,030	6,098
Contract assets	797	(2,832)
Deferred commissions	(1,536)	(1,298)
Prepaid expenses and other current assets	4,822	1,300
Other assets	49	75
Accounts payable	2,734	(335)
Accrued compensation	(6,222)	(5,257)
Accrued expenses and other	1,104	(1,203)
Deferred revenue	(9,164)	2,608
Net cash provided by operating activities	13,485	3,801
Cash flows from investing activities
Purchases of property and equipment and other	(1,094)	(1,428)
Capitalized software development costs	(3,299)	(2,004)
Acquisition of ShoCard, net of cash acquired of $0	(4,703)	—
Net cash used in investing activities	(9,096)	(3,432)
Cash flows from financing activities
Payment of deferred offering costs	(295)	(7)
Proceeds from stock option exercises	1,309	—
Payment for tax withholding on equity awards	(1,205)	—
Proceeds from long-term debt	97,823	—
Payment of long-term debt	—	(625)
Net cash provided by (used in) financing activities	97,632	(632)
Effect of exchange rates on cash and cash equivalents and restricted cash	(645)	133
Net increase (decrease) in cash and cash equivalents and restricted cash	101,376	(130)
Cash and cash equivalents and restricted cash
Beginning of period	68,386	84,143
End of period	$169,762	$84,013

PING IDENTITY HOLDING CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL DATA
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2020	2019
Gross profit	$45,688	$38,150
Amortization expense	4,602	3,866
Stock-based compensation	230	—
Non-GAAP Gross Profit	$50,520	$42,016
Non-GAAP Gross Profit Margin	82%	83%

	Three Months Ended March 31,
	2020	2019
Total operating expenses	$50,042	$39,967
Stock-based compensation	(2,627)	(1,059)
Acquisition related expenses	(1,069)	(1,732)
Amortization expense	(3,344)	(3,480)
Non-GAAP Operating Expenses	$43,002	$33,696

	Three Months Ended March 31,
	2020	2019
Net loss	$(4,166)	$(4,879)
Stock-based compensation	2,857	1,059
Acquisition related expenses	1,069	1,732
Amortization expense	7,946	7,346
Provision for income taxes(1)	(2,968)	(2,636)
Non-GAAP Net Income	$4,738	$2,622
Net loss per share:
Basic and diluted	$(0.05)	$(0.08)
Weighted-average shares used in computing net loss per share:
Basic and diluted	79,743	65,006
Non-GAAP Net Income per Share:
Basic	$0.06	$0.04
Diluted	$0.06	$0.04
Weighted-average shares used in computing Non-GAAP Net Income per Share:
Basic	79,743	65,006
Diluted	82,220	65,926

_____________________________________

(1) The related tax effects of the adjustments to Non-GAAP Net Income were calculated using the respective statutory tax rates for applicable jurisdictions.

	Three Months Ended March 31,
	2020	2019
Net loss	$(4,166)	$(4,879)
Interest expense(1)	506	4,116
(Benefit) provision for income taxes	(1,944)	(1,063)
Depreciation and amortization	8,851	7,987
Stock-based compensation expense	2,857	1,059
Acquisition related expense	1,069	1,732
Other (income) expense, net(2)	1,250	9
Adjusted EBITDA	$8,423	$8,961
Adjusted EBITDA Margin	14%	18%

______________________________________

(1) Includes amortization of debt issuance costs.

(2) Includes gains and losses from transactions denominated in a currency other than the functional currency, interest income and other income (expense).

	Three Months Ended March 31,
	2020	2019
Net cash provided by operating activities	$13,485	$3,801
Add:
Cash paid for interest	514	3,819
Less:
Purchases of property and equipment	(1,094)	(1,428)
Capitalized software development costs	(3,299)	(2,004)
Unlevered Free Cash Flow	$9,606	$4,188
Net cash used in investing activities	$(9,096)	$(3,432)
Net cash provided by (used in) financing activities	$97,632	$(632)

Reconciliation of Unlevered Free Cash Flow Guidance for the Three Months Ended June 30, 2020:

	Three Months Ended June 30, 2020
	Low	High
Net cash provided by operating activities	$2,610	$4,610
Add:
Cash paid for interest	975	975
Less:
Purchases of property and equipment	(596)	(596)
Capitalized software development costs	(2,989)	(2,989)
Unlevered Free Cash Flow	$—	$2,000
Cash paid for Elastic Beam compensation and bonus retention payments	$4,223	$4,223

PING IDENTITY HOLDING CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
KEY BUSINESS METRICS
(In thousands)

	March 31,		Change
	2020	2019	$	%
	(dollars in thousands)
ARR	$229,957	$190,476	$39,481	21%

Contacts

Investor Relations Contact:

Nick Allen

Tel: 720.728.1007

investor@pingidentity.com

Media Contact:

Kristin Miller

press@pingidentity.com

Source: Ping Identity